UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 9, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 9, 2015, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) completed its previously announced offering of $2,250,000,000 aggregate principal amount of 2.450% notes due 2017, $2,650,000,000 aggregate principal amount of 2.850% notes due 2018, $3,000,000,000 aggregate principal amount of 3.600% notes due 2020, $1,350,000,000 aggregate principal amount of 4.400% notes due 2022, $2,500,000,000 aggregate principal amount of 4.900% notes due 2025, $750,000,000 aggregate principal amount of 6.200% notes due 2035, $1,500,000,000 aggregate principal amount of 6.350% notes due 2045, $350,000,000 aggregate principal amount of floating rate notes due 2017 and $250,000,000 aggregate principal amount of floating rate notes due 2018 (collectively, the “Notes”). Hewlett Packard Enterprise distributed the approximately $14.53 billion of net proceeds from the Notes offering to Hewlett-Packard Company (“HP Co.”), the current parent company of Hewlett Packard Enterprise. HP Co. intends to use the net proceeds distributed to it to fund repurchases and redemptions of its outstanding senior notes, and to repay other indebtedness, to facilitate the separation of Hewlett Packard Enterprise from HP Co.

The Notes are Hewlett Packard Enterprise’s senior unsecured obligations and rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness. The Notes are initially guaranteed on a senior unsecured basis (the “Downstream Parent Guarantee”) by HP Co. The Downstream Parent Guarantee will automatically and unconditionally be released at such time as (i) HP Co. no longer owns any equity securities of Hewlett Packard Enterprise, including upon HP Co.’s distribution of all of the outstanding shares of Hewlett Packard Enterprise common stock to HP Co.’s shareholders in connection with the previously announced separation of Hewlett Packard Enterprise from HP Co. (the “Distribution”), and (ii) beneficial ownership of substantially all of the assets intended to be included in Hewlett Packard Enterprise has been transferred to Hewlett Packard Enterprise. If the Distribution has not been completed on or before February 1, 2016 or, if prior to such date, HP Co. has abandoned the Distribution, then Hewlett Packard Enterprise has agreed to guarantee each series of HP Co.’s then outstanding senior unsecured notes as well as the obligations of HP Co. under the applicable indentures governing such notes (the “Upstream Guarantee”).

In connection with the issuance of the Notes, on October 9, 2015, Hewlett Packard Enterprise entered into an indenture (the “Indenture”), as supplemented by the first, second, third, fourth, fifth, sixth, seventh, eighth and ninth supplemental indentures thereto, each dated as of October 9, 2015 (each, a “Supplemental Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and HP Co. entered into a guarantee agreement (the “Guarantee Agreement”) with the Trustee and Hewlett Packard Enterprise, pursuant to which HP Co. provides the Downstream Parent Guarantee. Copies of the Indenture, each Supplemental Indenture including the form of Note for the applicable series of Notes attached thereto and the Guarantee Agreement are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 to this Current Report and are incorporated herein by reference.

In addition, Hewlett Packard Enterprise and HP Co. entered into a registration rights agreement dated as of October 9, 2015 (the “Registration Rights Agreement”), with the representatives of the initial purchasers of the Notes, which sets forth, among other things, Hewlett Packard Enterprise’s and HP Co.’s obligations to register the Notes and the Downstream Parent Guarantee under the Securities Act of 1933, as amended (the “Securities Act”), within 365 days of October 9, 2015. A copy of the Registration Rights Agreement is filed as Exhibit 4.12 to this Current Report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 13, 2015, Hewlett Packard Enterprise announced that its Board of Directors has approved a $3 billion share repurchase program. The program does not have an expiration date.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Hewlett Packard Enterprise could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of Hewlett Packard Enterprise for future operations, including the separation transaction; any statements regarding the issuance of the Notes; any statements regarding HP Co.’s intended use of the Notes offering net proceeds; any statements regarding the Downstream Parent Guarantee; any statements regarding the Upstream Guarantee; any statements regarding Hewlett Packard Enterprise’s and HP Co.’s obligations to register the Notes and the Downstream Parent Guarantee under the Securities Act; other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Registration Statement on Form 10 dated July 1, 2015, as amended August 10, 2015, September 4, 2015, September 15, 2015, September 28, 2015 and October 7, 2015. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 2.450% notes due 2017.

4.3	Second Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 2.850% notes due 2018.

4.4	Third Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 3.600% notes due 2020.

4.5	Fourth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.400% notes due 2022.

4.6	Fifth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.900% notes due 2025.

4.7	Sixth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 6.200% notes due 2035.

4.8	Seventh Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 6.350% notes due 2045.

4.9	Eighth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s floating rate notes due 2017.

4.10	Ninth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s floating rate notes due 2018.

4.11	Guarantee Agreement, dated as of October 9, 2015, between Hewlett-Packard Company, Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A. as Trustee, in favor of the holders of the Notes.

4.12	Registration Rights Agreement, dated as of October 9, 2015, among Hewlett Packard Enterprise Company, Hewlett-Packard Company, and the representatives of the initial purchasers of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: October 13, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 2.450% notes due 2017.

4.3	Second Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 2.850% notes due 2018.

4.4	Third Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 3.600% notes due 2020.

4.5	Fourth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.400% notes due 2022.

4.6	Fifth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.900% notes due 2025.

4.7	Sixth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 6.200% notes due 2035.

4.8	Seventh Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 6.350% notes due 2045.

4.9	Eighth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s floating rate notes due 2017.

4.10	Ninth Supplemental Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s floating rate notes due 2018.

4.11	Guarantee Agreement, dated as of October 9, 2015, between Hewlett-Packard Company, Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A. as Trustee, in favor of the holders of the Notes.

4.12	Registration Rights Agreement, dated as of October 9, 2015, among Hewlett Packard Enterprise Company, Hewlett-Packard Company, and the representatives of the initial purchasers of the Notes.